UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2004
                                                 ------------

                               WEGENER CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          DELAWARE                 0-11003               81-0371341
----------------------------   ----------------       ----------------
(State or other jurisdiction   (Commission File       (I.R.S. Employer
     of incorporation)              Number)           Identification No.)

   11350 TECHNOLOGY CIRCLE, DULUTH, GEORGIA                     30097
  ----------------------------------------                    ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (770) 623-0096
                                                    --------------

                                       N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

                                TABLE OF CONTENTS

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12.          DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                  SIGNATURES
                  EXHIBIT INDEX
EX-99.1           PRESS RELEASE

TABLE OF CONTENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (C) Exhibits

            99.1 Press Release of Wegener Corporation issued July 9, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 9, 2004, Wegener Corporation issued a press release announcing its results for the quarter ended May 28, 2004, and a copy of such press release is attached as Exhibit 99.1 to this report.

      The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Wegener Corporation

Date:  July 9, 2004

                                                By:  /s/ Robert A. Placek
                                                     --------------------
                                                     Robert A. Placek
                                                     President and Chief
                                                     Executive Officer

Exhibit Index

Exhibit Number
99.1        Press Release of Wegener Corporation, issued on July 9, 2004